SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 17, 2005


Commission File Number: 0-7914


                        BASIC EARTH SCIENCE SYSTEMS, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                              84-0592823
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(State or other jurisdiction                                    (I.R.S. Employer
of incorporation or organization)                         Identification Number)

1801 Broadway, Suite 620
Denver, Colorado                                                      80202-3835
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(Address of principal executive offices)                              (Zip Code)

                                 (303) 296-3076
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                   (Registrant telephone including area code)

Item 8.01.   Other Events and Regulation FD Disclosure

On January 17, 2005 Basic Earth Science Systems, Inc. (Basic, or the Company) reported that its Liberty County, Texas "3-D Bright Spot" test was a dry hole and that the well has been plugged and abandoned. Basic also disclosed that, having finished the first lateral test, it is currently drilling the second lateral in its Halvorsen 31X-1 well, a dual-lateral, horizontal Bakken formation test in Richland County, Montana. And finally, the Company announced that its recently completed Lynn #2 well in Williams County, North Dakota has begun production from both the Nisku and Duperow formations.

Item 9.01.   Exhibits

     (C) Exhibits.

         Exhibit No.           Description
         -----------           -----------

         99.1                  Press Release dated January 17, 2005


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BASIC EARTH SCIENCE SYSTEMS, INC.


Date:  January 17, 2005                     By: /s/ Ray Singleton
                                            -------------------------
                                            Ray Singleton, President